UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2019

CareTrust REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: (949) 542-3130

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 15, 2019, the Board of Directors of CareTrust REIT, Inc. (the “Company”) appointed Ms. Diana Laing as a director, effectively immediately, to serve until the Company’s 2019 annual meeting of stockholders and until her successor is duly elected and qualified. Ms. Laing’s appointment fills the vacancy that was created by Mr. David G. Lindahl’s previously disclosed resignation from the Company’s Board of Directors, effective November 29, 2018. No determination has been made as to any committees of the Board of Directors on which Ms. Laing may serve.

Diana Laing was most recently the Chief Financial Officer of American Homes 4 Rent (“AMH”) until her retirement in June 2018. Ms. Laing held this position for four years, with responsibilities including capital markets, investor relations, accounting and financial reporting, and information technology. Prior to her position at AMH, Ms. Laing was the Chief Financial Officer and Corporate Secretary for Thomas Properties Group from 2004 to 2013, and Principal and Chief Financial Officer at New Pacific Realty from 2001 to 2003. She also held the role of Chief Financial Officer at Arden Realty from 1996 to 2000 and at Southwest Property Trust from 1986 to 1996, having held the role of Controller and Treasurer at Southwest Property Trust prior to such time. Ms. Laing started her career as an auditor at Arthur Andersen & Company in Dallas, Texas and earned a bachelor’s degree in accounting from Oklahoma State University. Ms. Laing currently serves as an independent director on the boards of The Macerich Company and Spirit Realty Capital, Inc.

In connection with her service as a director, Ms. Laing will receive the Company’s standard non-employee director cash and equity compensation, which is described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2018. Ms. Laing’s initial cash retainer will be prorated based on the remaining service period thereof following her appointment to the Board of Directors.

Item 7.01. Regulation FD Disclosure

On January 17, 2019, the Company issued a press release announcing the appointment of Ms. Laing to the Board of Directors as set forth in Item 5.02 of this Current Report on Form 8-K.

A copy of the press release is furnished as Exhibit 99.1 hereto. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibits	Description

99.1	Press Release of the Company, dated January 17, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2019	CARETRUST REIT, INC.

	By:	/s/ William M. Wagner
William M. Wagner
Chief Financial Officer, Treasurer and Secretary